                                                                  Exhibit 10.200

                                PROMISSORY NOTE

_______________________________________________________________________________________________________

PRINCIPAL        LOAN DATE     MATURITY     LOAN NO.     CALL/COLL     ACCOUNT     OFFICER     INITIALS
$600,000.00     10-29-2002   10-29-2003       9001                     7326653       01447
_______________________________________________________________________________________________________

   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
_______________________________________________________________________________________________________

BORROWER: Ready Mix, Inc.                   Lender: Nevada State Bank
          3430 E. Flamingo Rd., Suite 100           Corporate Lending Department
          Las Vegas, NV 89121                       750 E. Warm Springs Road
                                                    Las Vegas, NV 89119
________________________________________________________________________________

PRINCIPAL AMOUNT: $600,000.00                     DATE OF NOTE: OCTOBER 29, 2002
                              INITIAL RATE: 7.750%

PROMISE TO PAY. READY MIX, INC. ("BORROWER") PROMISES TO PAY TO NEVADA STATE BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SIX HUNDRED THOUSAND & 00/100 DOLLARS ($600,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM OCTOBER 29, 2002, UNTIL PAID IN FULL. THE INTEREST RATE WILL NOT INCREASE ABOVE 25.000%.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PRINCIPAL PAYMENT OF $600,000.00 PLUS INTEREST ON OCTOBER 29, 2003. THIS PAYMENT DUE ON OCTOBER 29, 2003, WILL
BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING NOVEMBER 29, 2002, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY UNPAID COLLECTION COSTS AND ANY LATE CHARGES, THEN TO ANY UNPAID INTEREST, AND ANY REMAINING AMOUNT TO PRINCIPAL. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT
SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Nevada State Bank's prime rate shall be deemed to mean an index which is determined daily by Nevada State Bank on the basis of the published commercial loan variable rate index held by two of the following banks: J. P. Morgan Chase & Co., Wells Fargo Bank N.A. and Bank of America N.A. In the event no two of the above banks gave the same published rate, the bank having the median rate will establish Nevada State Bank's Prime rate. If, for any reason beyond the control of Nevada State Bank, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the prime rate used herein, Nevada State Bank may, five days after posting notice in the bank, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest banks headquartered in the United States of America. This definition of prime rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used in this agreement. The undersigned acknowledges that prime rate is not the lowest rate at which Nevada State Bank has made or may make loans to any of its customers, either past, present or future. Additionally, Nevada State Bank does not imply nor can any conclusions be drawn that the published rate of any of the aforementioned banks is the lowest rate at which those banks will loan money to any customers, either now or in the future. Whenever there is a default by Borrower under this Note, the interest rate on the unpaid balance shall, at the option of the Bank, be at the Default Rate set forth below. (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 3.000 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 7.750% PER ANNUM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MAXIMUM RATE. NOTICE: Under no circumstances will the interest rate on this Note be more than (except for any higher default rate shown below) the lesser of 25.000% per annum or the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $50.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Nevada State Bank, Commercial Loan Servicing Department 3800-VS1, P. O. Box 990 Las Vegas, NV 89125.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $25.00, WHICHEVER IS GREATER.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 6.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as

                                PROMISSORY NOTE
LOAN NO: 9001                     (CONTINUED)                             PAGE 2
================================================================================

          reasonably practical.

     LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

     ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

     GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF NEVADA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF NEVADA.

     CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State
     of Nevada. (Initial Here          )

     DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

     RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

     COLLATERAL. Borrower acknowledges this Note is secured by a Deed of Trust of even date.

     ARBITRATION DISCLOSURES.

          1. ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.
          2. IN ARBITRATION THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.
          3. DISCOVERY IN ARBITRATION IS MORE LIMITED THAN DISCOVERY IN COURT.
          4. ARBITRATORS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING IN THEIR AWARDS. THE RIGHT TO APPEAL OR SEEK MODIFICATION OF ARBITRATORS' RULINGS IS VERY LIMITED.
          5. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.
          6. ARBITRATION WILL APPLY TO ALL DISPUTES BETWEEN THE PARTIES, NOT JUST THOSE CONCERNING THE AGREEMENT.
          7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.
             (a) Any claim or controversy ("Dispute") between or among the parties and their employees, agents, affiliates, and assigns, including but not limited to, Disputes arising out of or relating to this agreement, this arbitration provision ("arbitration clause"), or any related agreements or instruments relating hereto or delivered in connection herewith ("Related Agreements"), and including, but not limited to, a Dispute based on or arising from an alleged tort, shall at the request of any party be resolved by binding arbitration in accordance with the applicable arbitration rules of the American Arbitration Association (the "Administrator"). The provisions of this arbitration clause shall survive any termination, amendment, or expiration of this agreement or Related Agreements. The provisions of this arbitration clause shall supersede any prior arbitration agreement between or among the parties.

             (b) The arbitration proceedings shall be conducted in a city mutually agreed by the parties. Absent such an agreement, arbitration will be conducted in Las Vegas, Nevada or such other place as may be determined by the Administrator. The Administrator and the arbitrator(s) shall have the authority to the extent practicable to take any action to require the arbitration proceeding to be completed and the arbitrator(s)' award issued within 150 days of the filing of the Dispute with the Administrator. The arbitrator(s) shall have the authority to impose sanctions on any party that fails to comply with time periods imposed by the Administrator or the arbitrator(s), including the sanction of summarily dismissing any Dispute or defense with prejudice. The arbitrator(s) shall have the authority to resolve any Dispute regarding the terms of this agreement, this arbitration clause, or Related Agreements, including any claim or controversy regarding the arbitrability of any Dispute. All limitations periods applicable to any Dispute or defense, whether by statute or agreement, shall apply to any arbitration proceeding hereunder and the arbitrator(s) shall have the authority to decide whether any Dispute or defense is barred by a limitations period and, if so, to summarily enter an award dismissing any Dispute or defense on that basis. The doctrines of compulsory counterclaim, res judicata, and collateral estoppel shall apply to any arbitration proceeding hereunder so that a party must state as a counterclaim in the arbitration proceeding any claim or controversy which arises out of the transaction or occurrence that is the subject matter of the Dispute. The arbitrator(s) may in the arbitrator(s)' discretion and at the request of any party: (1) consolidate in a single arbitration proceeding any other claim arising out of the same transaction involving another party to that transaction that is bound by an arbitration clause with Lender, such as borrowers, guarantors, sureties, and owners of collateral; and (2) consolidate or administer multiple arbitration claims or controversies as a class action in accordance with Rule 23 of the Federal Rules of Civil Procedure.

             (c) The arbitrator(s) shall be selected in accordance with the rules of the Administrator from panels maintained by the Administrator. A single arbitrator shall have expertise in the subject matter of the Dispute. Where three arbitrators conduct an arbitration proceeding, the Dispute shall be decided by a majority vote of the three arbitrators, at least one of whom must have expertise in the subject matter of the Dispute and at least one of whom must be a practicing attorney. The arbitrator(s) shall award to the prevailing party recovery of all costs and fees (including attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.) The arbitrator(s), either during the pendency of the arbitration proceeding or as part of the arbitration award, also may grant provisional or ancillary remedies including but not limited to an award of injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver.

             (d) Judgement upon an arbitration award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may demand the right to a court trial. Such a demand must be filed with the Administrator within thirty (30) days following the date of the arbitration award; if such a demand is not made with that time period, the amount of the arbitration award shall be binding. The computation of the total amount of an arbitration award shall include amounts awarded for attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.

             (e) No provision of this arbitration clause, nor the exercise of any rights hereunder, shall limit the right of any party to: (1) judicially or non-judicially foreclose against any real or personal property collateral or other security; (2) exercise self-help remedies, including but not limited to repossession and setoff rights; or (3) obtain from a court having jurisdiction thereover any provisional or ancillary remedies including but not limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver. Such rights can be exercised at any time, before or after initiation of an arbitration proceeding, except to the extent such action is contrary to the arbitration award. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration, and any claim or controversy related to the exercise of such rights shall be a Dispute to be resolved under the provisions of this arbitration clause. Any party may initiate arbitration with the Administrator. If any party desires to arbitrate a Dispute asserted against such party in a complaint, counterclaim, cross-claim, or third-party complaint thereto, or in an answer or other reply to any such pleading, such party must make an appropriate motion of the trial court seeking to compel arbitration, which motion must be filed with the court within 45 days of service of the pleading, or amendment thereto, setting forth such Dispute. If arbitration is compelled after commencement of litigation of a Dispute, the party obtaining an order compelling arbitration shall commence arbitration and pay the Administrator's filing fees and costs within 45 days of entry of such order. Failure to do so shall constitute an agreement to proceed with litigation and waiver of the right to arbitrate. In any arbitration commenced by a consumer regarding a consumer Dispute, Lender shall pay one half of the Administrator's filing fee, up to $250.

             (f) Notwithstanding the applicability of any other law to this agreement, the arbitration clause, or Related Agreements between or among the parties, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration clause. If any provision of this arbitration clause should be determined to be unenforceable, all other provisions of this arbitration clause shall remain in full force and effect.

          SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

          NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Nevada State Bank, Corporate Lending Department, 750 E. Warm Springs Road, Las Vegas, NV 89119

          GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note.

                                PROMISSORY NOTE
LOAN NO: 9001                     (CONTINUED)                             PAGE 2
================================================================================

     reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEY'S FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF NEVADA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF NEVADA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Nevada.
(Initial Here            )

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by a Deed of Trust of even date.

ARBITRATION DISCLOSURES.

     1. ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.
     2. IN ARBITRATION THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.
     3.  DISCOVERY IN ARBITRATION IS MORE LIMITED THAN DISCOVERY IN COURT.
     4. ARBITRATORS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING IN THEIR AWARDS. THE RIGHT TO APPEAL OR SEEK MODIFICATION
         OF ARBITRATORS' RULINGS IS VERY LIMITED.
     5. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.
     6. ARBITRATION WILL APPLY TO ALL DISPUTES BETWEEN THE PARTIES, NOT JUST THOSE CONCERNING THE AGREEMENT.
     7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.
     (a) Any claim or controversy ("Dispute") between or among the parties and their employees, agents, affiliates, and assigns, including, but not limited to, Disputes arising out of or relating to this agreement, this arbitration provision ("arbitration clause"), or any related agreements or instruments relating hereto or delivered in connection herewith ("Related Agreements"), and including, but not limited to, a Dispute based on or arising from an alleged tort, shall at the request of any party be resolved by binding arbitration in accordance with the applicable arbitration rules of the American Arbitration Association (the "Administrator"). The provisions of this arbitration clause shall survive any termination, amendment, or expiration of this agreement or Related Agreements. The provisions of this arbitration clause shall supercede any prior arbitration agreement between or among the parties.

     (b) The arbitration proceedings shall be conducted in a city mutually agreed by the parties. Absent such an agreement, arbitration will be conducted in Las Vegas, Nevada or such other place as may be determined by the Administrator. The Administrator and the arbitrator(s) shall have the authority to the extent practicable to take any action to require the arbitration proceedings to be completed and the arbitrator(s)' award issued within 150 days of the filing of the Dispute with the Administrator. The arbitrator(s) shall have the authority to impose sanctions on any party that fails to comply with time periods imposed by the Administrator or the arbitrator(s), including the sanction of summarily dismissing any Dispute or defense with prejudice. The arbitrator(s) shall have the authority to resolve any Dispute regarding the terms of this agreement, this arbitration clause, or Related Agreements, including any claim or controversy regarding the arbitrability of any Dispute. All limitations periods applicable to any Dispute or defense, whether by statute or agreement, shall apply to any arbitration proceeding hereunder and the arbitrator(s) shall have the authority to decide whether any Dispute or defense is barred by a limitations period and, if so, to summarily enter an award dismissing any Dispute or defense on that basis. The doctrines of compulsory counterclaim, res judicata, and collateral estoppel shall apply to any arbitration proceeding hereunder so that a party must state as a counterclaim in the arbitration proceeding any claim or controversy which arises out of the transaction or occurrence that is the subject matter of the Dispute. The arbitrator(s) may in the arbitrator(s)' discretion and at the request of any party: (1) consolidate in a single arbitration proceeding any other claim arising out of the same transaction involving another party to that transaction that is bound by an arbitration clause with Lender, such as borrowers, guarantors, sureties, and owners of collateral; and (2) consolidate or administer multiple arbitration claims or controversies as a class action in accordance with Rule 23 of the Federal Rule of Civil Procedure.

     (c) The arbitrator(s) shall be selected in accordance with the rules of the Administrator from panels maintained by the Administrator. A single arbitrator shall have expertise in the subject matter of the Dispute. Where three arbitrators conduct an arbitration proceeding, the Dispute shall be decided by a majority vote of the three arbitrators, at least one of whom must have expertise in the subject matter of the Dispute and at least one of whom must be a practicing attorney. The arbitrator(s) shall award to the prevailing party recovery of all costs and fees (including attorney's fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees). The arbitrator(s), either during the pendency of the arbitration proceeding or as part of the arbitration award, also may grant provisional or ancillary remedies including but not limited to an award of injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver.

     (d) Judgement upon an arbitration award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may demand the right to a court trial. Such a demand must be filed with the Administrator within thirty (30) days following the date of the arbitration award; if such a demand is not made with that time period, the amount of the arbitration award shall be binding. The computation of the total amount of the arbitration award shall include amounts awarded for attorney's fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.

     (e) No provision of this arbitration clause, nor the exercise of any rights hereunder, shall limit the right of any party to: (1) judicially or non-judicially foreclose against any real or personal property collateral or other security; (2) exercise self-help remedies, including but not limited to repossession and setoff rights; or (3) obtain from a court having jurisdiction thereover any provisional or ancillary remedies including but not limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver. Such rights can be exercised at any time, before or after initiation of an arbitration proceeding, except to the extent such action is contrary to the arbitration award. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration, and any claim or controversy related to the exercise of such rights shall be a Dispute to be resolved under the provisions of this arbitration clause. Any party may initiate arbitration with the Administrator. If any party desires to arbitrate a Dispute asserted against such party in a complaint, counterclaim, cross-claim, or third-party complaint thereto, or in an answer or other reply to any such pleading, such party must make an appropriate motion to the trial court seeking to compel arbitration, which motion must be filed with the court within 45 days of service of the pleading, or amendment thereto, setting forth such Dispute. If arbitration is compelled after commencement of litigation of a Dispute, the party obtaining an order compelling arbitration shall commence arbitration and pay the Administrator's filing fees and costs within 45 days of entry of such order. Failure to do so shall constitute an agreement to proceed with litigation and waiver of the right to arbitrate. In any arbitration commenced by a consumer regarding a consumer Dispute, Lender shall pay one half of the Administrator's filing fee, up to $250.

     (f) Notwithstanding the applicability of any other law to this agreement, the arbitration clause, or Related Agreements between or among the parties, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration clause. If any provision of this arbitration clause should be determined to be unenforceable, all other provisions of this arbitration clause shall remain in full force and effect.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Nevada State Bank, Corporate Lending Department, 750 E. Warm Springs Road, Las Vegas, NV 89119

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note.

                                PROMISSORY NOTE
LOAN NO: 9001                     (CONTINUED)                          PAGE 3
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whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:




READY MIX, INC.


BY:_____________________________________________
   ROBERT MORRIS, PRESIDENT OF READY MIX, INC.


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